(ICON)

Prudential
Diversified
Bond
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1996

(LOGO)

Prudential Diversified Bond Fund, Inc.
Performance At A Glance.
Bonds were a bit of a disappointment as interest rates rose in 1996. Although the U.S. bond market rallied in the second half of 1996 after a difficult first half, interest rates never did fall to year-end 1995 levels. Despite this difficulty, your Prudential Diversified Bond Fund Class A shares maintained an attractive 30-day SEC yield of 6.16% as of December 31, because of its significant holdings in high yield corporate and foreign bonds. At the same time, however, your Fund returned less than the average general bond fund monitored by Lipper Analytical Services, because we held longer maturities early in the year when interest rates rose suddenly. In addition, we also did not own bonds denominated in foreign currencies, which performed well earlier in the year.

   Cumulative Total Returns1                    As of 12/31/96
                            One       Since
                            Year    Inception2
                  Class A    5.8%      26.8%
                  Class B    5.2       25.3
                  Class C    5.2       25.3
                  Class Z    N/A        5.4
 Lipper General Bond Avg3    6.1         **


Average Annual Total Returns1                        As of 12/31/96
                                       One           Since
                                       Year        Inception2
                     Class A       1.6%  (1.3)4    10.4% (10.1)4
                     Class B       0.2  (-0.1)4    10.2   (9.9)4
                     Class C       4.2   (3.9)4    12.1  (11.7)4

Dividends
 & Yields                                 Total Dividends    30-Day
As of 12/31/96                           Paid for 12 Mos.    SEC Yield
                    Class A                    $0.93          6.16%
                    Class B                    $0.85          5.82
                    Class C                    $0.85          5.82
                    Class Z                    $0.28          6.56

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1Source: Prudential Mutual Fund Management and Lipper Analytical Services.
The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The
Fund charges a maximum front-end sales load of 4% for Class A shares and a declining contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years. Class Z shares are not subject to a sales charge or a distribution fee. Since Class Z shares have been in existence less than a year, no average annual total returns are shown.
2Inception dates: 1/10/95 Class A, Class B and Class C; 9/16/96 Class Z. 3Lipper average returns are for 40 funds for one year.
4The numbers in parentheses () show the Fund's average annual total returns without waiver of management fees and/or expense subsidization.
**Lipper since inception returns are: Class A, Class B and Class C 24.6% for 34 funds. Class Z returns are not available. Lipper provides data on a monthly basis, so for comparative purposes, this return reflects the Fund's first full calendar month of performance.

                How Investments Compared.
                     (As of 12/31/96)
                       (CHART)

       U.S.    General    General      U.S.
     Growth     Bond     Muni Debt    Taxable
     Funds      Funds     Funds     Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different - we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.
U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.
General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.
General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.
U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Barbara L. Kenworthy, Fund Manager
Portfolio                                                (PICTURE)
Manager's Report

The Prudential Diversified Bond Fund allocates its assets among different types of bonds: U.S. government securities, mortgage backed securities, corporate debt securities and foreign (mainly government) securities.
Barbara Kenworthy is a value investor. She looks for bonds that, in her view, offer competitive yields and appear to be priced inexpensively.
There can be no assurance that the Fund will achieve its investment objective.

Strategy Session.
1996 Was No 1995.
Bonds were a disappointment in 1996, although they did end the year on a more positive note.
Bond prices fell early in 1996 when economic growth accelerated, because investors feared rising inflation and higher interest rates. When economic growth slowed over the summer, bond prices rose, although not enough to recoup their earlier losses.
Your Fund seeks high current income by allocating resources among the major sectors of the bond market. We followed three strategies to earn coupon income and protect principal in 1996:
- Sold governments, bought corporates. We dramatically increased our holdings in corporate bonds, raising them to 78% of total investments at year end. At the same time, we sold all our government bonds. This worked well for us because the higher-yielding corporate bonds held their principal better in 1996 than U.S. governments.
- Junk was golden. We more than doubled our holdings in high yield corporate or junk bonds, to 35% of total investments. These below investment grade issues, which carry a greater risk of default than investment grade bonds, led all other segments of the bond market. High yield bonds did well because their high coupons insulated them from falling interest rates. Plus, rising corporate profits helped improve their financial position.
- Offshore was on target. We also significantly increased our holdings in foreign bonds to 26% of total investments at year end. The emerging markets of Latin America and Eastern Europe had a spectacular year - the Emerging Americas Index (calculated by Lehman Brothers) was up 28%.

Foreign Bonds.
The Fund can invest up to 45% of its total net assets in foreign bonds, including those issued by corporations and governments. Although these investments can offer higher returns than U.S. bonds, they can also be subject to the risks of currency fluctuation (if they are not denominated in U.S. dollars) and social, political and economic change. We held 26% of assets in foreign bonds as of December 31, 1996, up from 16% a year ago. For most of the year, these holdings were denominated in U.S. dollars.

       Sector Breakdown.
Expressed as a percentage of
total investments as of 12/31/96.

        (CHART)

What Went Well.
Going Global.
Foreign markets offered some of the best returns in the bond market in 1996. In developing countries of South America and Eastern Europe, for example, interest rates were not as troublesome as they were in the U.S., the local economies were gathering strength, and investors worldwide were taking notice. The largest holding in our Fund was in Mexico, where we held 4.7% of assets, and where bonds rose 24% in 1996, as measured by Lehman Brothers. We also had significant holdings in Poland, our fifth largest holding, at 3.9% of assets, where the market rose 36%, according to Lehman. Other countries we liked this year were Argentina where the market was up 26%, and the Philippines where the market rose 23%.
Up With Corporates.
We held significantly more corporate bonds (U.S. and foreign) than the bond market as a whole - 78% of total investments. This was the place to be in the U.S. bond market this year, particularly in those companies with lower credit ratings. Corporate bonds do better than governments when interest rates rise because they offer higher coupons, which protects their principal. In addition, corporate profits continued to improve in 1996, despite approaching the sixth year in the current economic recovery, one of the most remarkable on record. Improving corporate profits bolstered the balance sheets of the companies that we own, and that drove the prices of their bonds up.
Among the industries we preferred in 1996 were airlines, entertain-ment and telecommunications. Among the companies we liked were Delta, United Airlines, Time Warner and Newscorp.

And Not So Well.
Being Shorter, Earlier.
We would have benefited more if we had shortened our duration earlier in 1996, before interest rates spiked suddenly. (Duration is a measure of bonds' sensitivity to interest rates. Historically, the shorter the duration, the less bonds have lost when interest rates rise.) We shortened significantly during the first half of the year, to 5.2 years on June 30 from 6 years at year-end 1995. Then, as it began to appear that interest rates would work their way lower again (as investors believed that economic growth was once again slowing), we started to increase duration again, reaching 5.8 years at year-end 1996. We also would have performed better in the first half by holding some foreign bonds in local currencies, because they did well.

Five Largest Issuers.
4.7%    United Mexican States
        Foreign Bonds
4.6%    Federated Dept. Stores
        Retail
4.0%    Tenet Healthcare
        Health Care
4.0%    Time Warner
        Media
3.9%    Poland
        Foreign Bond
Expressed as a percentage of total net assets as of 12/31/96.

Looking Ahead.
Volatility.
The U.S. bond market may be quite volatile in 1997, with interest rates rising and falling frequently and rapidly, but within a narrower range than in prior years. By year end, interest rates will probably remain flat or perhaps even fall, if economic growth weakens.
We are in a rapidly changing market. Bond prices are moving up and down as investors fret whether inflation could rise or fall or whether economic growth is speeding up or slowing down. The value of the dollar is also important, because its strength in 1996 attracted substantial buying from overseas, which helped to keep U.S. interest rates down.
We'll continue to concentrate on corporate bonds, keeping a close eye on profit levels. Emerging markets and high yield debt should also remain attractive in the year ahead.
------------------------------------------------------------------------

President's Letter                                          February 3, 1997

(PICTURE)
Dear Shareholder:
For many investors, 1996 was the second year of back-to-back, double-digit stock market returns. In late November, the Dow Jones Industrial Average passed 6500 - only weeks after breaking the 6000 mark in mid-October - and another record high was reached in January 1997. America's economic expansion is entering its sixth year and there seems little evidence of an end to the continued modest growth and low inflation we've enjoyed for the last several years.
This is good news. For most investors it's meant an increase in their share values for college funds, retirement nest eggs or other long-term financial goals. However, as you read your year-end account statements and make plans for 1997, it's important to remember that there never is a "sure thing" when it comes to investment returns. Stock and bond markets go down just as they go up. (Did you notice the brief period of decline this past summer?) No one likes to see the value of their investments fall but such periods remind us we must keep our expectations realistic.
Regardless of the market's direction, a wise investor plans for tomorrow's needs today. Your Financial Advisor or Registered Representative can help you:
- Review your portfolio and suggest strategies for 1997, such as diversifying across different types of investments. Financial markets seldom move in lockstep. By investing in a mix of stock and bond funds (foreign & domestic) and money market funds you may be in a better position to achieve your long-term goals and to weather periods of uncertainty.
- See why annuities have become popular retirement planning tools. The choices are broader than ever. Our new Discovery SelectSM Variable Annuity offers you many of the keys to successful retirement planning, including a personalized asset allocation program and a choice of 21 variable- or fixed-rate investment options offering a broad array of investment objectives and styles.
- Explain new retirement savings developments. For example, Congress has expanded the contribution limit on spousal IRAs. And don't forget, it's not too late for you to make a contribution to your IRA or open one for 1996. The IRS deadline is April 15, 1997, but it's best to act sooner.
Why not contact your Financial Advisor or Registered Representative today?
If you are interested in Discovery SelectSM call for a prospectus, which contains more complete information. Read it carefully before you invest.

Sincerely,


Brian M. Storms
President, Prudential Mutual Funds & Annuities

P.S. Your 1997 Prudential IRA contribution may qualify you for a waiver of the annual custodial fee. Ask your financial representative for details.
---------------------------------------------------------------------------
2

Portfolio of Investments as of        PRUDENTIAL DIVERSIFIED
December 31, 1996                            BOND FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description              Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.8%
------------------------------------------------------------
Domestic Corporate Bonds--69.7%
Ba3       US$ 2,000    Agco Corp.,
                        Sr. Sub. Notes,
                        8.50%, 3/15/06
                        (Agricultural Equipment)      $  2,052,500
Baa3          3,000    Allegiance Corp.,
                        7.80%, 10/15/16
                        (Financial Services)             3,047,070
Ba3           1,000    American Standard, Inc.,
                        Sr. Deb.,
                        11.375%, 5/15/04
                        (Consumer Goods & Services)      1,070,000
A1            3,000    Bank of New York Co.,
                        7.97%, 12/31/26
                        (Banking)                        3,029,820
NR            2,400    BankAmerica Corp.,
                        Sub. Notes, F.R.N.,
                        6.03125%(a), 5/17/99
                        (Banking)                        2,418,000
Ba1           2,000    BJ Services Co.,
                        Sr. Notes,
                        7.00%, 2/1/06                    1,947,400
                        (Oil & Gas Equipment &
                        Services)
NR            3,100    Conseco, Inc.,
                        8.70%, 11/15/26
                        (Insurance)                      3,126,722
Baa2          1,500    Continental Cablevision,
                        Inc.,
                        Sr. Notes,                       1,597,905
                        8.30%, 5/15/06
                        (Cable & Pay Television
                        Systems)
Baa3          1,000    Delta Air Lines, Inc.,
                        Sr. Notes,
                        9.875%, 5/15/00
                        (Airlines)                       1,083,220
Ba1           1,000    Digital Equipment Corp.,
                        7.125%, 10/15/02
                        (Computers)                        954,250
Ba3       US$ 1,500    El Paso Electric Co.,
                        9.40%, 5/1/11
                        (Utilities)                   $  1,590,000
                       Enterprise Rent-A-Car Co.,
Baa2          1,000    7.875%, 3/15/98                   1,022,250
Baa3          5,500    7.00%, 6/15/00
                        (Financial Services)             5,566,550
                       Federated Dept. Stores, Inc.
                        Sr. Notes,
Ba1           2,600    8.125%, 10/15/02                  2,661,204
Ba1           5,000    8.50%, 6/15/03
                        (Retail)                         5,207,450
A3            1,500    First Tennessee National
                        Corp.,
                        8.07%, 1/6/27
                        (Banking)                        1,491,562
A1            3,000    First Union Corp.,
                        7.85%, 1/1/27
                        (Banking)                        2,972,625
B2            2,000    Impsat Corp.,
                        Sr. Notes,
                        12.125%, 7/15/03
                        (Telecommunications)             2,125,000
Ba3           1,000    Kmart Corp.,
                        Medium Term Notes,
                        9.80%, 6/15/98
                        (Retail)                         1,010,000
Baa1          3,000    Lehman Brothers, Inc.,
                        Medium Term Notes,
                        6.84%, 9/25/98
                        (Financial Services)             3,022,740
A2            3,000    Liberty Mutual Insurance
                        Co.,
                        8.20%, 5/4/07
                        (Insurance)                      3,185,820
A2            5,000    Mellon Capital,
                        Gtd. Notes,
                        7.995%, 1/15/27
                        (Banking)                        5,031,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

Portfolio of Investments as of        PRUDENTIAL DIVERSIFIED
December 31, 1996                            BOND FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description              Value (Note 1)
------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
B1        US$ 3,000    MFS Communications, Inc.,
                        Sr. Disc. Notes,
                        Zero Coupon, 1/15/06,
                        (Telecommunications)          $  2,182,500
A1            1,000    Nationwide Life Insurance
                        Co.,
                        9.875%, 2/15/25
                        (Insurance)                      1,105,480
Baa3          3,000    News America Hldgs., Inc.,
                        Sr. Notes,
                        7.75%, 12/1/45
                        (Media)                          2,793,570
Ba2           1,500    Noble Drilling Corp.,
                        Sr. Notes,
                        9.125%, 7/1/06                   1,612,500
                        (Oil & Gas Equipment &
                        Services)
                       Occidental Petroleum Corp.,
Baa2          1,000    10.125%, 11/15/01                 1,139,030
Baa2          1,000    11.125%, 8/1/10
                        (Oil & Gas)                      1,307,060
A2            2,590    Orchard Hardware Supply
                        Corp.,
                        Sr. Notes,
                        9.375%, 2/15/02
                        (Retail)                         2,725,975
                       Paramount Communications,
                        Inc.,
                        Sr. Notes,
Ba2           1,857    5.875%, 7/15/00                   1,793,992
Ba2             500    7.50%, 1/15/02
                        (Media)                            499,585
Baa3          1,250    Parker & Parsley Petroleum
                        Co.,
                        Sr. Notes,
                        8.25%, 8/15/07
                        (Oil & Gas)                      1,343,938
A1            3,000    Republic New York Capital,
                        7.53%, 12/4/26
                        (Banking)                        2,940,369
Ba2           1,000    Royal Caribbean Cruises
                        Ltd.,
                        Sr. Sub. Notes,
                        11.375%, 5/15/02
                        (Entertainment)                  1,065,000
                       Salomon, Inc.,
Baa1      US$ 2,000    5.98%, 2/2/98                  $  1,999,020
Baa1          3,800    7.00%, 5/15/99                    3,830,020
Baa1            500    7.25%, 5/1/01
                        (Financial Services)               504,730
A1            3,000    State Street Boston Corp.,
                        7.94%, 12/30/26
                        (Banking)                        2,990,625
                       Tele-Communications, Inc.,
Ba1           3,000    6.875%, 2/15/06                   2,726,220
Ba1           1,000    9.80%, 2/1/12                     1,082,200
Ba1           1,500    10.125%, 4/15/22                  1,647,030
                        (Cable & Pay Television
                        Systems)
                       Tenet Healthcare Corp.,
                        Sr. Notes,
Ba1           2,000    9.625%, 9/1/02                    2,190,000
Ba1           4,500    8.625%, 12/1/03
                        (Health Care)                    4,747,500
                       Time Warner, Inc.,
Ba1           2,500    7.75%, 6/15/05                    2,514,825
Ba1           2,000    6.85%, 1/15/26
                        (Media)                          1,950,060
                       Transco Energy Co.,
Baa2            500    9.125%, 5/1/98                      518,970
Baa2            500    9.375%, 8/15/01
                        (Oil & Gas)                        551,160
Ba1           1,500    Turner Broadcasting Systems,
                        Inc.,
                        Sr. Notes,
                        7.40%, 2/1/04
                        (Media)                          1,484,340
B1              295    UCAR Global Enterprises,
                        Inc.,
                        Sr. Sub. Notes,
                        12.00%, 1/15/05
                        (Steel)                            339,988
Ba1           1,000    Union Planters Corp.,
                        8.20%, 12/15/26
                        (Financial Services)               990,180
                       United Airlines, Inc.,
Baa3          3,000    10.67%, 5/1/04                    3,548,070
Baa3          2,000    11.21%, 5/1/14
                        (Airlines)                       2,622,340

--------------------------------------------------------------------------------
-----                                  4      See Notes to Financial Statements.

Portfolio of Investments as of        PRUDENTIAL DIVERSIFIED
December 31, 1996                            BOND FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description              Value (Note 1)
------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
B2        US$ 2,000    United States Can Corp.,
                        Sr. Sub. Notes,
                        10.125%, 10/15/06
                        (Containers)                  $  2,102,500
Ba2           1,450    Viacom, Inc.,
                        Sr. Notes,
                        7.75%, 6/1/05
                        (Media)                          1,427,771
A1            4,000    Wells Fargo Securities,           3,998,280
                        Inc.,
                        7.96%, 12/15/26
                        (Financial Services)
                       Total domestic corporate
                        bonds
                        (cost $117,511,924)            119,488,166
                                                      ------------
------------------------------------------------------------
Foreign Government Securities--16.6%
Baa3          1,000    Banco de Commercio Exterior
                        de Colombia,
                        8.625%, 6/2/00                   1,035,000
Aa1       C$  3,000    Canadian Gov't. Bonds,
                        8.00%, 6/1/23                    2,366,266
B1        US$ 1,960    Republic of Argentina,
                        6.625%, 3/31/05                  1,716,837
                       Republic of Colombia,
Baa3          1,000    8.75%, 10/6/99                    1,045,000
Baa3            250    8.00%, 6/14/01                      253,657
                       Republic of The Philippines,
B1            2,325    8.75%, 10/7/16                    2,395,477
Baa3          8,000    Republic of Poland,
                        4.00%, 10/27/14                  6,770,000
Ba2           2,000    Republic of Venezuela
                        6.50%(a), F.R.N., 12/18/07       1,762,500
NR            3,000    Rio de Janeiro Municipality,
                        10.375%, 7/12/99
                        (Brazil)                         3,082,500
                       United Mexican States,
Baa3          7,000    7.5625%, 8/6/01                   7,016,100
NR            1,000    11.50%, 5/15/26                   1,057,500
                                                      ------------
                       Total foreign government
                        securities
                        (cost $28,102,150)              28,500,837
                                                      ------------
Foreign Corporate Bonds--7.3%
A3        US$ 1,000    Kansallis-Osake-Pankki,
                        (Finland) Sub. Notes,
                        10.00%, 5/1/02
                        (Banking)                     $  1,134,900
Ba2           4,900    National Pwr. Corp.,
                        (United Kingdom)
                        Gtd. Bond,
                        8.40%, 12/15/16
                        (Utilities)                      4,924,500
Ba3           4,000    Polysindo Int'l. Finance Co.
                        BV.
                        (Indonesia)
                        11.375%, 6/15/06
                        (Financial Services)             4,370,000
Ba3           2,000    Rogers Cablesystems, Inc.,        2,130,000
                        (Canada) Sr. Sec'd Notes,
                        10.00%, 3/15/05
                        (Cable & Pay Television
                        Systems)
                       Total foreign corporate
                        bonds
                        (cost $12,015,192)              12,559,400
                                                      ------------
------------------------------------------------------------
U.S. Government Securities--2.2%
                       United States Treasury
                        Notes,
                750    5.875%, 11/30/01                    739,103
              1,000    5.75%, 8/15/03                      970,000
              2,000    6.50%, 10/15/06                   2,010,940
                                                      ------------
                       Total U.S. government
                        securities
                        (cost $3,736,500)                3,720,043
                                                      ------------
------------------------------------------------------------
Preferred Stocks--2.0%
              2,150    Time Warner, Inc.,
                        (Media)                          2,343,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

Portfolio of Investments as of        PRUDENTIAL DIVERSIFIED
December 31, 1996                            BOND FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description              Value (Note 1)
------------------------------------------------------------
Preferred Stocks (cont'd.)
             40,000    TransCanada Capital,
                        (Gas Pipelines)               $  1,022,200
                                                      ------------
                       Total preferred stocks
                        (cost $3,096,892)                3,365,700
                                                      ------------
                       Total long-term investments
                        (cost $164,462,658)            167,634,146
                                                      ------------
SHORT-TERM INVESTMENTS--4.5%
------------------------------------------------------------
Domestic Corporate Bond--1.2%
Baa3      US$ 2,000    Advanta National Bank,
                        6.26%, 9/1/97
                        (Banking)
                        (cost $1,997,160)                2,002,000
------------------------------------------------------------
Foreign Government Security--1.2%
Ba1           2,000    Trinidad & Tobago,
                        (Trinidad)
                        11.50%, 11/20/97
                        (cost $2,120,000)                2,070,000
------------------------------------------------------------
Foreign Corporate Bond--1.2%
Ba3           2,000    Grupo Embotelladora De
                        Mexicana,
                        (Mexico)
                        (Beverages)
                        10.75%, 11/19/97
                        (cost $2,055,000)                2,047,500
------------------------------------------------------------
Repurchase Agreement--0.9%
              1,542    Joint Repurchase Agreement
                        Account,
                        6.61%, 1/2/97, (Note 6)
                        (cost $1,542,000)                1,542,000
                                                      ------------
                       Total short-term investments
                        (cost $7,714,160)                7,661,500
                                                      ------------
Total investments before short sales--102.3%
                       (cost $172,176,818; Note 5)     175,295,646
                                                      ------------
INVESTMENT SOLD SHORT(b)--(2.5%)
------------------------------------------------------------
U.S. Government Securities--(2.5%)
          US$ 4,225    United States Treasury Bond,
                        6.75%, 8/15/26
                        (proceeds at cost
                        $4,312,566)                   $ (4,256,688)
                                                      ------------
Total Investments, net of short sales--99.8%           171,038,958
                       Other assets in excess of
                        other liabilities--0.2%            422,301
                                                      ------------
                       Net Assets--100%               $171,461,259
                                                      ------------
                                                      ------------

---------------
F.R.N.--Floating Rate Note.
NR--Not Rated by Moody's or Standard & Poor's.
(a) Rate shown reflects current rate of variable rate instruments.
(b) Non-income producing security.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of December 31, 1996 was as follows:

Foreign Government Securities.........................   17.8%
Financial Services....................................   16.5
Banking...............................................   14.0
Media.................................................    8.6
Retail................................................    6.8
Cable & Pay Television Systems........................    5.4
Insurance.............................................    4.3
Airlines..............................................    4.2
Health Care...........................................    4.0
Utilities.............................................    3.8
Oil & Gas.............................................    3.0
Telecommunications....................................    2.5
Oil & Gas Equipment & Services........................    2.1
Agricultural Equipment................................    1.2
Beverages.............................................    1.2
Containers............................................    1.2
U.S. Government & Agency Securities...................     .6
Computers.............................................     .6
Consumer Goods & Services.............................     .6
Gas Pipelines.........................................     .6
Entertainment.........................................     .6
Steel.................................................     .2
Other assets in excess of other liabilities...........     .2
                                                        -----
                                                          100%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
-----                                  6      See Notes to Financial Statements.

Statement of Assets and Liabilities      PRUDENTIAL DIVERSIFIED BOND FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1996
Investments, at value (cost $172,176,818)...............................................................        $ 175,295,646
Foreign currency, at value (cost $267,023)..............................................................              262,525
Cash....................................................................................................               62,868
Receivable for securities sold short....................................................................            4,973,143
Interest receivable.....................................................................................            2,409,582
Receivable for Fund shares sold.........................................................................              443,865
Deferred expenses and other assets......................................................................              125,078
Dividends receivable....................................................................................               21,875
                                                                                                              -----------------
   Total assets.........................................................................................          183,594,582
                                                                                                              -----------------
Liabilities
Payable for investments purchased.......................................................................            7,367,179
Investments sold short, at value (proceeds $4,312,566)..................................................            4,256,688
Payable for Fund shares reacquired......................................................................              200,640
Accrued expenses and other liabilities..................................................................              168,321
Distribution fee payable................................................................................               84,038
Dividends payable.......................................................................................               42,055
Management fee payable..................................................................................               14,402
                                                                                                              -----------------
   Total liabilities....................................................................................           12,133,323
                                                                                                              -----------------
Net Assets..............................................................................................        $ 171,461,259
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $      12,630
   Paid-in capital in excess of par.....................................................................          167,811,623
                                                                                                              -----------------
                                                                                                                  167,824,253
   Accumulated net realized gain on investments.........................................................              466,859
   Net unrealized appreciation on investments and foreign currencies....................................            3,170,147
                                                                                                              -----------------
Net assets, December 31, 1996...........................................................................        $ 171,461,259
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($30,656,557 / 2,258,565 shares of common stock issued and outstanding)...........................                 $13.57
   Maximum sales charge (4.0% of offering price)........................................................                  .57
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $14.14
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($136,054,003 / 10,021,557 shares of common stock issued and outstanding).........................               $13.58
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($4,142,998 / 305,165 shares of common stock issued and outstanding)..............................               $13.58
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($607,701 / 44,777 shares of common stock issued and outstanding).................................               $13.57
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                       Year
                                                      Ended
                                                   December 31,
Net Investment Income                                  1996
Income
   Interest.....................................   $ 10,868,355
   Dividends....................................        138,669
                                                   ------------
      Total income..............................     11,007,024
                                                   ------------
Expenses
   Distribution fee--Class A....................         32,801
   Distribution fee--Class B....................        859,203
   Distribution fee--Class C....................         26,501
   Management fee...............................        699,988
   Transfer agent's fees and expenses...........        295,000
   Custodian's fees and expenses................        145,000
   Registration fees............................        110,000
   Reports to shareholders......................         95,000
   Amortization of deferred organization
      expenses..................................         41,968
   Audit fee and expenses.......................         28,000
   Directors' fees..............................         17,000
   Legal fees and expenses......................         15,000
   Miscellaneous................................          2,526
                                                   ------------
      Total expenses............................      2,367,987
   Less: Management fee waiver (Note 2).........       (559,990)
                                                   ------------
      Net expenses..............................      1,807,997
                                                   ------------
Net investment income...........................      9,199,027
                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies
Net realized gain (loss) on:
   Investment transactions......................        632,396
   Foreign currency transactions................        (88,114)
                                                   ------------
                                                        544,282
                                                   ------------
Net change in unrealized appreciation on:
   Investments..................................       (673,378)
   Short sales..................................         55,878
   Foreign currencies...........................         (4,498)
                                                   ------------
                                                       (621,998)
                                                   ------------
Net loss on investments.........................        (77,716)
                                                   ------------
Net Increase in Net Assets
Resulting from Operations.......................   $  9,121,311
                                                   ------------
                                                   ------------

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                                    January 10,
                                         Year         1995(a)
                                        Ended         Through
Increase (Decrease)                  December 31,   December 31,
in Net Assets                            1996           1995
Operations
   Net investment income...........  $ 9,199,027    $ 3,242,014
   Net realized gain on investment
      transactions.................      544,282      1,773,712
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..................     (621,998)     3,792,145
                                     ------------   ------------
   Net increase in net assets
      resulting from operations....    9,121,311       8,807,871
                                     ------------   ------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A......................   (1,551,620)      (499,866)
      Class B......................   (7,416,277)    (2,663,152)
      Class C......................     (228,430)       (78,996)
      Class Z......................       (2,700)            --
                                     ------------   ------------
                                      (9,199,027)    (3,242,014)
                                     ------------   ------------
   Distributions to shareholders
      from net realized gains
      Class A......................      (58,141)      (209,652)
      Class B......................     (257,928)    (1,276,511)
      Class C......................       (7,883)       (40,430)
      Class Z......................         (590)            --
                                     ------------   ------------
                                        (324,542)    (1,526,593)
                                     ------------   ------------
Fund share transactions (net of
   share conversions) (Note 7)
   Net proceeds from shares sold...   96,732,342     108,185,016
   Net asset value of shares issued
      to shareholders in
      reinvestment of dividends and
      distributions................    6,941,778       3,228,879
   Cost of shares reacquired.......  (34,213,705)   (13,150,057)
                                     ------------   ------------
   Net increase in net assets from
      Fund share transactions......   69,460,415      98,263,838
                                     ------------   ------------
Total increase.....................   69,058,157     102,303,102
Net Assets
Beginning of period................  102,403,102         100,000
                                     ------------   ------------
End of period......................  $171,461,259    $102,403,102
                                     ------------   ------------
                                     ------------   ------------

---------------
(a) Commencement of investment operations.
-------------------------------------------------------------------------------
-----                                  8      See Notes to Financial Statements.

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
Prudential Diversified Bond Fund, Inc. (the ``Fund''), which was incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund had no significant operations other than the issuance of 2,667 shares each of Class A and Class B common stock and 2,666 shares of Class C common stock for $100,000 on October 5, 1994 to Prudential Mutual Fund Management LLC (``PMF''). Investment operations commenced on January 10, 1995.
The Fund's investment objective is to achieve high current income consistent with an appropriate balance between risk and reward. The Fund will seek to achieve this objective by allocating its assets among sectors of the fixed income securities markets, U.S. Government securities, mortgage-backed securities, corporate debt, and foreign securities based upon an evaluation of current market and economic conditions.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange and futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with repurchase agreement transactions, the Fund's custodian, or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.
Net realized losses on foreign currency transactions represent net foreign exchange losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic
--------------------------------------------------------------------------------
                                                                         9 -----
Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
instability and the level of governmental supervision and regulation of foreign securities markets.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Deferred Organization Expenses: Approximately $210,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PMF. Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund. For the year ended December 31, 1996, PMF waived 80% of its management fee. The amount of fees waived for the year ended December 31, 1996 amounted to $559,990 ($.05 per share for Class A, B, C and Z shares; .40 of 1% of average daily net assets). The Fund is not required to reimburse PMF for such waiver.
Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the previous arrangement. PSI is also distributor of the Class B, Class C and Class Z shares of the Fund. The Fund compensated PSI for distributing and
--------------------------------------------------------------------------------
-----                                  10
Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .15%, .75% and
 .75%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the year ended December 31, 1996.
PSI has advised the Fund that it has received approximately $189,000 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to Pruco Securities Corporation and affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the year ended December 31, 1996, it received approximately $335,000 and $2,500 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the ``Funds''), entered into a credit agreement (the ``Agreement'') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended December 31, 1996, the Fund incurred fees of approximately $245,000 for the services of PMFS. As of December 31, 1996, approximately $25,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Expense Subsidy
PMF voluntarily agreed to subsidize operating expenses so that total Fund operating expenses do not exceed .90%, 1.50%, 1.50% and .75% of the average daily net assets of the Class A, Class B, Class C and Class Z shares, respectively. No reimbursement was required for the year ended December 31, 1996.
------------------------------------------------------------
Note 5. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996 were $558,769,254 and $477,955,791, respectively.
The federal income tax cost basis of the Fund's investments at December 31, 1996 was $172,177,291 and, accordingly, net unrealized appreciation for federal income tax purposes was $3,118,355 (gross unrealized appreciation-$3,610,542; gross unrealized depreciation-$492,187).
------------------------------------------------------------
Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1996, the Fund had a 0.1% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $1,542,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest was $349,151,276.
Goldman, Sachs & Co., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,820,889.
J.P. Morgan Securities, 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,822,540.
--------------------------------------------------------------------------------
                                                                        11 -----
Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,036,671, due 1/2/97. The value of the collateral including accrued interest was $69,375,117.
------------------------------------------------------------
Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
Effective September 16, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, B, C and Class Z, each of which consists of 1 billion, 500 million, 500 million and 500 million authorized shares, respectively. Of the 12,630,065 shares of common stock issued and outstanding at December 31, 1996, PMF owned 8,000.
Transactions in shares of common stock were as follows:

Class A                                   Shares       Amount
--------------------------------------  ----------   -----------
Year ended December 31, 1996:
Shares sold...........................   1,409,945   $18,784,906
Shares issued in reinvestment of
  dividends and distributions.........      93,794     1,254,514
Shares reacquired.....................    (477,222)   (6,363,413)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   1,026,517    13,676,007
Shares issued upon conversion from
  Class B.............................     196,827     2,615,114
                                        ----------   -----------
Net increase in shares outstanding....   1,223,344   $16,291,121
                                        ----------   -----------
                                        ----------   -----------
January 10, 1995(a) through
  December 31, 1995:
Shares sold...........................   1,149,425   $15,161,009
Shares issued in reinvestment of
  dividends and distributions.........      39,135       528,573
Shares reacquired.....................    (242,566)   (3,231,169)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................     945,994    12,458,413
Shares issued upon conversion from
  Class B.............................      86,560     1,185,549
                                        ----------   -----------
Net increase in shares outstanding....   1,032,554   $13,643,962
                                        ----------   -----------
                                        ----------   -----------
Class B                                   Shares       Amount
--------------------------------------  ----------   -----------
Year ended December 31, 1996:
Shares sold...........................   5,615,168   $75,013,374
Shares issued in reinvestment of
  dividends and distributions.........     412,093     5,507,751
Shares reacquired.....................  (2,006,332)  (26,854,321)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   4,020,929    53,666,804
Shares reacquired upon conversion
  into Class A........................    (196,827)   (2,615,114)
                                        ----------   -----------
Net increase in shares outstanding....   3,824,102   $51,051,690
                                        ----------   -----------
                                        ----------   -----------
January 10, 1995(a) through
  December 31, 1995:
Shares sold...........................   6,807,170   $90,362,412
Shares issued in reinvestment of
  dividends and distributions.........     193,355     2,618,478
Shares reacquired.....................    (719,177)   (9,697,206)
                                        ----------   -----------
Net increase in shares
  outstanding before conversion.......   6,281,348    83,283,684
Shares reacquired upon conversion into
  Class A.............................     (86,560)   (1,185,549)
                                        ----------   -----------
Net increase in shares outstanding....   6,194,788   $82,098,135
                                        ----------   -----------
                                        ----------   -----------
Class C
--------------------------------------
Year ended December 31, 1996:
Shares sold...........................     169,498   $ 2,266,712
Shares issued in reinvestment of
  dividends and distributions.........      13,201       176,406
Shares reacquired.....................     (70,076)     (934,259)
                                        ----------   -----------
Net increase in shares outstanding....     112,623   $ 1,508,859
                                        ----------   -----------
                                        ----------   -----------
January 10, 1995(a) through
  December 31, 1995:
Shares sold...........................     200,032   $ 2,661,595
Shares issued in reinvestment of
  dividends and distributions.........       6,043        81,828
Shares reacquired.....................     (16,199)     (221,682)
                                        ----------   -----------
Net increase in shares outstanding....     189,876   $ 2,521,741
                                        ----------   -----------
                                        ----------   -----------
Class Z
--------------------------------------
September 16, 1996(a) through
  December 31, 1996
Shares sold...........................      49,040   $   667,350
Shares issued in reinvestment of
  dividends and distributions.........         229         3,107
Shares reacquired.....................      (4,542)      (61,712)
                                        ----------   -----------
Net increase in shares outstanding....      44,727   $   608,745
                                        ----------   -----------
                                        ----------   -----------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
-----                                  12
Financial Highlights                      PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

                                                              Class A                             Class B
                                                  -------------------------------     -------------------------------
                                                                     January 10,                         January 10,
                                                      Year             1995(a)            Year             1995(a)
                                                      Ended            Through            Ended            Through
                                                  December 31,      December 31,      December 31,      December 31,
                                                      1996              1995              1996              1995
                                                  -------------     -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........       $ 13.79           $ 12.50          $   13.79          $ 12.50
                                                      ------            ------        -------------         ------
Income from investment operations
Net investment income(b)......................           .93               .90                .85              .82
Net realized and unrealized gain (loss) on
   investment transactions....................          (.19)             1.51               (.18)            1.51
                                                      ------            ------        -------------         ------
   Total from investment operations...........           .74              2.41                .67             2.33
                                                      ------            ------        -------------         ------
Less distributions
Dividends from net investment income..........          (.93)             (.90)              (.85)            (.82)
Distributions from net realized gains.........          (.03)             (.22)              (.03)            (.22)
                                                      ------            ------        -------------         ------
   Total distributions........................          (.96)            (1.12)              (.88)           (1.04)
                                                      ------            ------        -------------         ------
Net asset value, end of period................       $ 13.57           $ 13.79          $   13.58          $ 13.79
                                                      ------            ------        -------------         ------
                                                      ------            ------        -------------         ------
TOTAL RETURN(d)...............................          5.80%            19.80%              5.19%           19.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............       $30,657           $14,276          $ 136,054          $85,472
Average net assets (000)......................       $21,867           $ 7,428          $ 114,560          $43,574
Ratios to average net assets(b):
   Expenses, including distribution fees......           .79%              .87%(c)           1.39%            1.47%(c)
   Expenses, excluding distribution fees......           .64%              .72%(c)            .64%             .72%(c)
   Net investment income......................          7.08%             6.92%(c)           6.48%            6.32%(c)
Portfolio turnover rate.......................           362%              260%               362%             260%

                                                            Class C                    Class Z
                                                -------------------------------     -------------
                                                                   January 10,      September 16,
                                                    Year             1995(a)           1996(e)
                                                    Ended            Through           Through
                                                December 31,      December 31,      December 31,
                                                    1996              1995              1996
                                                -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........     $ 13.79           $ 12.50           $ 13.20
                                                     -----             -----             -----

Income from investment operations
Net investment income(b)......................         .85               .82               .28
Net realized and unrealized gain (loss) on
   investment transactions....................        (.18)             1.51               .40
                                                     -----             -----             -----

   Total from investment operations...........         .67              2.33               .68
                                                     -----             -----             -----

Less distributions
Dividends from net investment income..........        (.85)             (.82)             (.28)
Distributions from net realized gains.........        (.03)             (.22)             (.03)
                                                     -----             -----             -----

   Total distributions........................        (.88)            (1.04)             (.31)
                                                     -----             -----             -----

Net asset value, end of period................     $ 13.58           $ 13.79           $ 13.57
                                                     -----             -----             -----
                                                     -----             -----             -----

TOTAL RETURN(d)...............................        5.19%            19.11%             5.35%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............     $ 4,143           $ 2,655           $   608
Average net assets (000)......................     $ 3,534           $ 1,307           $   125
Ratios to average net assets(b):
   Expenses, including distribution fees......        1.39%             1.47%(c)           .64%(c)
   Expenses, excluding distribution fees......         .64%              .72%(c)           .64%(c)
   Net investment income......................        6.48%             6.32%(c)          7.23%(c)
Portfolio turnover rate.......................         362%              260%              362%

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(a) Commencement of investment operations.
(b) Net of expense subsidy and fee waiver.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Commencement of offering of Class Z shares.
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See Notes to Financial Statements.                                      13 -----

Independent Auditors' Report              PRUDENTIAL DIVERSIFIED BOND FUND, INC.
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The Shareholders and Board of Directors
Prudential Diversified Bond Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Diversified Bond Fund, Inc. as of December 31, 1996, the related statement of operations and statement of changes in net assets, and the financial highlights for the year then ended and for the period January 10, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Diversified Bond Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the above stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
February 12, 1997


Tax Information                           PRUDENTIAL DIVERSIFIED BOND FUND, INC.
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As required by the Internal Revenue Code, we are to advise you within 60 days of the Fund's fiscal year end (December 31, 1996) as to the federal tax status of dividends and distributions paid by the Fund.
During the fiscal year ended December 31, 1996, the Fund paid dividends from net investment income and a short-term capital gains distribution which was taxable as ordinary income. We wish to advise you that the corporate dividends received deduction for the Fund is 1.37%.
For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
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-----                                  14

Supplemental Proxy Information            PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of the Prudential Diversified Bond Fund, Inc. (the ``Fund'') was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:
(1) To elect Directors as follows: Edward D. Beach, Eugene C. Dorsey, Delayne D. Gold, Robert F. Gunia, Harry A. Jacobs, Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters and Louis A. Weil.
(2) To approve the proposed elimination of the Fund's fundamental investment restriction relating to investment in securities of unseasoned issuers.
(3) To ratify the selection of Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 1996.
    The results of the proxy solicitation on the above matters were as follows:

Director/Matter                                                 Votes for                 Votes against             Abstentions
                                                             ----------------             -------------             -----------
(1) Edward D. Beach                                              5,516,941                        --                  164,580
   Eugene C. Dorsey                                              5,520,399                        --                  161,122
   Delayne D. Gold                                               5,510,826                        --                  170,695
   Robert F. Gunia                                               5,522,334                        --                  159,187
   Harry A. Jacobs                                               5,517,182                        --                  164,339
   Donald D. Lennox                                              5,508,189                        --                  173,332
   Mendel A. Melzer                                              5,521,584                        --                  159,937
   Thomas T. Mooney                                              5,522,078                        --                  159,443
   Thomas H. O'Brien                                             5,514,327                        --                  167,194
   Richard A. Redeker                                            5,518,040                        --                  163,481
   Nancy H. Teeters                                              5,508,964                        --                  172,557
   Louis A.Weil                                                  5,522,092                        --                  159,429
(2) Investment restriction--unseasoned issuers                   4,164,368                   210,614                  307,741
(3) Deloitte & Touche LLP                                        5,377,779                    87,624                  216,118

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                                                                        15 -----

Getting The Most
From Your Prudential
Mutual Fund.
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:
There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction - there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!
Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance - not just based on the current investment fad.
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Comparing A $10,000 Investment.                           Prudential Diversified
Prudential Diversified Bond Fund vs. the Lehman           Bond Fund
Brothers Aggregate Bond Index.
                                                          Lehman Bros.
                                                          Aggregate Bond Index

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.
These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Diversified Bond Fund, Inc. (Class A, Class B, Class C and Class Z) with a similar investment in the Lehman Brothers Aggregate Bond Index by portraying the initial account values at the end of this reporting period (December 31, 1996), as measured on a quarterly basis, beginning in 1995 for Class A, Class B and Class C shares and in 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed
(a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. Class Z shares do not have a sales charge or a distribution fee. Since Class Z shares have been in existence less than one year, no average annual total returns are shown. The graph and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees.
The Index is a weighted index comprised of securities with a remaining maturity of one to 30 years, which are issued or backed by the U.S.
government (including mortgage backed securities) and its agencies, or issued by private corporations. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Fund's investors. The Index's holdings differ from the Fund's portfolio. The Index is not the only one that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

                                                      Average Annual Total
                                                        Returns - Class A
                                                         With Sales Load
                        (CHART)                        10.4% Since Inception
                        Class A                        Without Sales Load
                                                      12.7% Since Inception
                                                         1.6% for 1 Year
                                                         5.8% for 1 Year

                                                      Average Annual Total
                                                       Returns - Class B
                                                        With Sales Load
                    (CHART)                           10.2% Since Inception
                    Class B                              0.2% for 1 Year
                                                       Without Sales Load
                                                     12.1% Since Inception
                                                        5.2% for 1 Year

                                                     Average Annual Total
                                                       Returns - Class C
                                                        With Sales Load
                    (CHART)                         12.1% Since Inception
                    Class C                            4.2% for 1 Year
                                                     Without Sales Load
                                                    12.1% Since Inception
                                                       5.2% for 1 Year
                         (CHART)
                         Class Z